Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Ameritas Variable Separate Account VA-2

Overture Ovation! and Medley!

Prospectuses Dated May 1, 2021

Supplement Dated September 24, 2021

Effective August 1, 2021, the following information replaces the existing disclosure relating to current expenses in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY in your Policy prospectus for the respective portfolio:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses*	Average Annual Total Returns As of 12/31/2020
			1 year	5 year	10 year
Long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund, Class I, American Century Investment Management, Inc.	0.76%	1.21%	9.34%	10.42%

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the fund for the year ended December 31, 2020, reflect temporary fee reductions under such an arrangement.
No changes to other footnotes.

Current Expenses in the chart above have been restated to reflect the decrease effective August 1, 2021.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2574 9-21